REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ eLoyalty Q4 2010 Earnings Webinar February 16, 2011 Exhibit 99.2

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2
Safe Harbor Language
During today’s call we will be making both historical and
forward-looking statements in order to help you better
understand our business.  These forward-looking statements
include references to our plans, intentions, expectations,
beliefs, strategies and objectives.  Any forward-looking
statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and
uncertainties that could cause actual results to differ
materially from those stated or implied by the forward-
looking statements.  The risks and uncertainties associated
with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year
ended December 26, 2009, our quarterly reports on Form
10-Q, as well as our press release issued earlier today.
eLoyalty undertakes no obligation to publicly update or
revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by
eLoyalty Corporation.

Agenda Q4 Overview Behavioral Analytics Overview Q1 Guidance Q&A

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Q4 Overview…Strong Performance Across the Board
Signed $37.9 million of Managed Services contracts in the
fourth quarter
Increased Managed Services Backlog
2
to a record $130.3
million, up 49% on year over year basis
Grew Services revenues 3% on an adjusted sequential basis
Grew Managed Services revenues 3% on an adjusted
sequential basis
Achieved $0.4 million of Adjusted Earnings

Generated $5.5 million of cash

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Business Unit Highlights
Behavioral
Analytics™
Service Highlights
–
$32.7 million in bookings
–
Contract for an initial deployment with a leading energy retailer
–
Contracts with three new business units of existing customers
–
Two contracts for new applications with existing customers
–
Expansion contracts at two existing customers
–
Two large renewal contracts
ICS Highlights
–
Achieved significant Business Unit profitability
–
Signed $5.2 million of Managed Services contracts
–
Grew Services revenues 3% on an adjusted sequential basis
–
Grew Managed Services revenues 6% on an adjusted sequential
basis

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Impact of a 14 Week Quarter
Background
–
Our normal quarterly accounting cycle is 13 weeks
–
As this cycle does not exactly line up with a calendar year, every
6
th
year we have a 14
th
week in our 4
th
quarter
Impact on Q4 Results

Q4
As
Reported
“14th
Week”
Impact
Adjusted
Results
Comments
Managed
Services
Revenues
$14.7m $0.7m $14.0m
Grew 3% sequentially, net of 14
th
week
Consulting
Revenues
$4.7m $0.1m $4.6m
Grew 2% sequentially, net of 14
th
week
Adjusted
Earnings¹
$0.4m $(0.3)m $0.7m

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Cash Flow and Headcount
Increased total cash $5.5 million in the fourth quarter
–
$5.5 million increase in Unearned Revenues due to client
prepayments of Managed Services contracts
–
$1.5 million decrease in A/R driven by a reduction in our DSO from 39 to 34 days
–
$1.8 million decrease in A/P
Headcount
–
Ending headcount was 369 employees
–
Headcount was down 17 from the end of the third quarter
–
The reduction in headcount was principally driven by attrition associated with declining legacy revenues

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Managed Services Backlog²
Review
Metric
Q4               Sequential
2010 Change
Year/Year Change
Behavioral
Analytics™
Service
$84.5m 44% 34%
ICS $45.8m -5% 86%
Total
Backlog²
$130.3m 22% 49%
Q4 Managed Services Backlog²
Factors Impacting Q4 Backlog²
-
Signed $32.7 million of Behavioral Analytics™
Managed Services
contracts in Q4
- Signed $5.2 million of ICS Managed Services contracts in Q4

Agenda Behavioral Analytics Overview Q1 Guidance Q&A Q4 Overview

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Behavioral
Analytics™
Service: An Enterprise
Managed Analytics Service

Capture
Conversations
Desktop Data
Context Data
Analyze
~2 million algorithms…growing 1%/week
Delivered as a Service
Managed in a highly secure environment
Create Value
Contact Center
Service, Sales
and Desktop
Analytics
Customer
Retention
Fraud
Back Office
Analytics
Collections

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Key Q4 Deals
Customer
Type
Application Amount Comment
Utilities                             Service
New Logo and Collections
$3.1m $1 million Prepayment
HMO                  Service and Desktop
New Business Unit Analytics
$4.5m
First Entrée into Provider Area and is
Important to Penetrating the Back Office
P&C
New Business Unit
Customer Retention $0.8m
First Entrée Into Claims Area Which Has
5,000+ Seats
P&C
New Application
Desktop Analytics $1.4m Gaining Momentum with Desktop Analytics
Banking
Expansion
Collections $1.4m Approved Based on Strong Year 1 Results
HMO
Renewal
Service $10.7m
Renews Contract Through 2014…~$3 million
Annual Prepayment in January
PBM
Renewal
Service $6.1m Renews Contract Through 2013

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Growth Strategies
Goal Target
Strategy
One
Strategy
Two
Strategy
Three
Create Mega
Accounts
($5m -$10m Per
Year)
1. P&C 1
2. P&C 2
3. P&C 3
4. Retail Bank 1
5. HMO 1
6. HMO 2
7. Gov’t Agency
8. PBM 1
Create Enterprise
Applications
(Fraud; Retention)
Sell Significant
Add Ons
(Desktop Analytics;
Back Office)
Expand Account
Teams at Key
Accounts
Penetrate New
Logos in Target
Verticals
1. P&C
2. HMO
3. Banking
4. Brokerage
5. Telco
Expand Sales Force
Leverage New
Applications
(Fraud; Back Office;
Customer Retention)
Explore Strategic
Partnerships
Open Up New
Geographies
1. Canada
2. UK
3. Other English
Leverage Fraud
Application
Penetrate Target
Accounts
Explore Strategic
Partnerships

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Continued Solution Adoption and Expansion
Significant Account Penetration & Value Creation
Expanding Large Accounts and Driving Huge Business
Value

Customer
Service
Sales Collections
Desktop
Analytics
Predictive
Modeling
FCR Fraud
Back
Office
Top 3 P&C
X X X X
Top 3 Retail
Bank
X X X X X X X
Top  3 HMO
X X X X X
Initial
Deployment
Total
Bookings
Est. 2011
Revenue
Est. Annual
Benefit
Top 3 P&C
2009 $15.2M $3.5M $20M
Top 3 Retail
Bank
2007 $10.7M $3.5M $25M
Top  3 HMO
2005 $20.6M $2.5M $20M

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Driving Business Value is the Core of Our Service
Application Seats Results
HMO Service 3,600
Reduced Average Talk Time by 1:17
Reduced callbacks by 11% in 6 months
Generated  $20m/year cost savings
Large Government
Agency Service
4,500
Reduced Average Talk Time by 1:25
Used calls and customer date to highlight medical fraud
P&C Sales 900
Increased sales acceptance rate by 45% in 6 months
Generating $1m/month incremental revenues
Banking
Collections
200
Improved Collector throughput by ~15%
Increased Collections by ~$20k/Collector
Generated $3.8m in incremental collections in Year 1
Banking Fraud 700
Identified that ~1:7,000 callers are fraudsters
Generated 3X+ return in first 2 months of deployment

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BA Milestones Accomplished, Challenges Ahead

Closed P&C  2
Closed 1st Fraud Deal
Closed Medicare Fraud Deal
Signed HMO Renewal
Booked $32.7m
Closed Large Expansions
Opened New Opportunities
Signed 2 Large Renewals
Hired 1 BD
Deploy Q4 Deals
Close Key Deals
Deploy Back Office Pilot
Hire 6-9 BDs
Q3
2010
Q4
2010
Q1/Q2
2011

Agenda Q4 Overview Behavioral Analytics Overview Q1 Guidance Q&A

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eLoyalty Confidential and Restricted © 2010 eLoyalty Corporation
Q1 2011 Guidance
Background on Q1 Outlook
–
Sequential revenue comparisons will be impacted by Q4 having
14 weeks
–
Consulting revenues will be down sequentially related to the impact of normal project cycles
–
The impact of the new Behavioral Analytics contracts will begin in
Q2 and are expected to be fully ramped up by Q3
We currently expect that our Q1 Services revenues will be
$17.5 million

Agenda Q4 Overview Behavioral Analytics Overview Q1 Guidance Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
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Thank You
Kelly Conway
–
(847) 582-7200
–
Kelly_Conway@eLoyalty.com
Bill Noon
–
(847) 582-7019
–
Bill_Noon@eLoyalty.com

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
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Notes
1 eLoyalty presents Adjusted Earnings, a non-GAAP measure that represents cash earnings performance, excluding the impact of non-cash expenses and expense reduction activities, because management believes that Adjusted
Earnings provide investors with a better understanding of the results of eLoyalty’s operations. Management believes that Adjusted Earnings reflect eLoyalty’s resources available to invest in its business and strengthen its balance sheet. In addition, expense reduction activities can vary significantly between periods on the basis of factors that management does not believe reflect current period operating performance. Although similar adjustments for expense reduction activities may be recorded in future periods, the size and frequency of these adjustments cannot be predicted. The Adjusted Earnings measure should be considered in addition to, not as a substitute for or superior to, operating income, cash flows or other measures of financial performance prepared in accordance with GAAP.
2 eLoyalty uses the term “backlog” to reflect the estimated future amount of Managed services revenue related to its
Managed services contracts. The value of these contracts is based on anticipated usage volumes over the anticipated term of the agreement. The anticipated term of the agreement is based on the contractually agreed fixed term of the contract, plus agreed upon, but optional, extension periods. Anticipated volumes may be greater or less than anticipated. In addition, these contracts typically are cancellable without cause based on the customer making a substantial early termination payment or forfeiture of prepaid contract amounts. The reported backlog is expected to be recognized as follows: $50.6m in 2011; $39.2m in 2012; $23.9m in 2013; $16.6m in 2014 and
thereafter.